Exhibit 10.3

NANOVIRICIDES, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") dated _________, 2008 between NANOVIRICIDES, INC., a publicly-owned Nevada corporation with principal offices at 135 Wood Street, West Haven, Connecticut 06516 (the "Company") and the person or persons executing this Subscription Agreement on the last page hereof (the "Subscriber").  All documents mentioned herein are incorporated by reference.

1.   Description of the Offering.  This Offering (the “Offering”) is being made solely to holders (the “Warrantholders”) of the Company’s $2.50 Warrants (“Warrants”) to purchase the Company’s common stock, par value $0.001 per share (the “Common Stock”).  Currently, each Warrant is exercisable at the exercise price of $2.50 per share of Common Stock for each Warrant exercisable.  The Company is offering to the Warrant holders the opportunity to exercise their Warrants at the exercise price of $1.00 per share.  Accordingly, Warrant holders who subscribe to the Offering will receive one (1) share of Common Stock per Warrant exercised at an exercise price of $1.00 per share.  This Offering is made only to Warrantholders that are accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act and who have no need for liquidity in their investments.  There is no minimum exercise amount.  However, Warrantholders must exercise all, but not less than all, of their Warrants unless the Company, in its sole discretion, accepts fractional subscriptions.  Prior to this Offering there was only a limited public market for the Common Stock and no assurance can be given that a market will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2.    Terms of the Offering.  The Company believes that Subscribers who elect to exercise the Warrants may not avail themselves of the holding period of their original holding periods in attempting to sell the Common Stock under Rule 144 of the Securities Act.  Accordingly, Warrant holders will be required to satisfy the requirements of Rule 144, in particular the holding period which would be six months after the exercise for most Warrant holders.  (The form of the Notice of Exercise is attached hereto as Exhibit A.)

3.   Other Terms of the Offering.  The execution of this Subscription Agreement shall constitute an offer by the Subscriber to exercise the Warrants in the amount and on the terms specified herein.  The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto.  The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer.  If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.  The Company, may at its sole discretion, accept fractional subscriptions.

4.    Subscription Procedures.  Warrantholders who wish to subscribe in the Offering, must deliver to the Company completed and fully executed originals of the Subscription Agreement, Subscriber Questionnaire and Notice of Exercise along with the original form of Warrants and the subscription price.  Warrantholders may not elect to exercise less than all of their Warrants.  The subscription price, which is $1.00 per warrant exercised, will be payable in full upon acceptance of the subscription.  The Company reserves the right to accept fractional subscriptions.

5.    The Company's Representations and Warranties. The Company hereby represents and warrants as follows:

(a)      All of the disclosure collateral in the Company’s filings with the Securities and Exchange Commission, available at www.sec.gov, are hereby incorporated by reference and made a part of this Subscription Agreement.

(b)      The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or any information provided of the Offering documents herein;

(c)      The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with a class of securities pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with full power and authority to conduct its business as presently contemplated; and

(d)      The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein;

6.    Subscriber's Representations, Warranties and Covenants.  The undersigned understands and acknowledges that the Offering is being made under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”) including, Regulation D promulgated thereunder, that the undersigned acknowledges that the Units are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state.  The undersigned hereby further represents and warrants as follows:

(a)      The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Units and understands that:  (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Units is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Units and accordingly, it may not be possible for him to liquidate his investment in the Units in case of an emergency;

(b)      The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000 or the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

(c)       If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d)      The address set forth below is the Subscriber's true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e)       The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control1 ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as "Prohibited Persons").

(f)       The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners4, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

 ____________________________
1           The OFAC list may be accessed on the web at http://www.treas.gov/ofac.
2           Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws.  A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.
3           Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate.  A post office box or electronic address would not be considered a physical presence.  A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.
4           Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity.  If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.  If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

(g)      If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority.  In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h)      The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

(i)        The Subscriber has received and read or reviewed, is familiar with and fully understands the documents furnished by the Company.  The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Units and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j)        The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Units and requested by the Subscriber has been made available or delivered to the Subscriber;

(k)       The Subscriber will be acquiring the Common Stock solely for the Subscriber's own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l)        The Subscriber acknowledges and understands that prior to this Offering there was only a limited public market for the Common Stock and no assurance can be given that a public market will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m)      The Subscriber's compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the will develop for the Units offered hereby, or if developed, that it or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n)       The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Units and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o)       The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p)       The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery.  If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

7.     Risk Factors. THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE OFFERING AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF THEIR ENTIRE INVESTMENT. All of the risks and disclosures contained within the company’s filings with the securities and exchange commission, are hereby incorporated by reference.  The Subscriber represents and warrants that he or she has carefully considered and reviewed the Company’s filings with the Securities and Exchange Commission, which are hereby incorporated by reference in reaching a determination to exercise the Warrants.

8.      Responsibility.  The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

9.      Miscellaneous.

(a)      The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected.  There are no representations, warranties or covenants other than those set forth herein.

(b)      The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c)       This Subscription Agreement shall not be changed or terminated except as set forth herein.  All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d)      A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement.  The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e)       The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f)        Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g)      This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle.  The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator.  Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h)      This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS SUBSCRIPTION AGREEMENT.

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The Subscriber hereby offers to exercise Warrants to purchase ________ shares of Common Stock and encloses payment of $______ per Warrant exercised for an aggregate investment of $____________.

Signature of Subscriber

Name of Subscriber

Name of the Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number:

AGREED TO AND ACCEPTED:

As of ___________, 2008

NANOVIRICIDES, INC.

By:
Eugene Seymour, M.D.
Chief Executive Officer

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COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW;
PROVIDE REQUISITE ADDITIONAL INFORMATION

SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA.

Full Name	Residence Telephone (Area Code Number)

Business Telephone (Area Code Number)

Residence or Principal Address (Street/City/State/Zip Code)	Birth Date

Mailing Address (if other than residence)	Citizenship (U.S./Other)

Marital Status	Social Security/Taxpayer I.D. Number

Spouse’s Full Name	E-mail Address

Spouse’s Social Security Number	Facsimile Number (Area Code/Number)

ACCREDITED INVESTOR.  If Subscriber (or the entity on behalf of which Subscriber is acting) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and, as such, falls within at least one of the following categories, then please INITIAL each applicable category.

______	(a)
A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is self-directed and the plan’s business investments are made solely by accredited investors.

______	(b)
A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

______	(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

______	(d)	An entity in which all of the equity owners are “accredited investors.”

______	(e)	A director or an executive officer of the Company.

______	(f)	A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000

______	(g)
A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current year.

 EXHIBIT A

NOTICE OF EXERCISE

TO:	NANOVIRICIDES, INC.

1.             The undersigned hereby elects to purchase ________ shares of Common Stock of NanoViricides, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.             Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3.             The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.  In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached hereto as EXHIBIT A-1.

(Signature)

By:

Title:

Date:	, 200__

EXHIBIT A-1
INVESTMENT REPRESENTATION STATEMENT

PURCHASER:	________________________________
COMPANY:	NANOVIRICIDES, INC.
SECURITIES:	COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANTS ISSUED ON __________________, 200_
AMOUNT:	__________ SHARES
DATE:	____________, 200_

In connection with the purchase of the referenced Shares, I, the Purchaser, represent to the Company the following:

(a)              I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  I am purchasing these Shares for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Shares Act of 1933, as amended (the "Securities Act").

(b)              I understand that the Shares have not been registered under the Shares Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.  In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future.

(c)              I further understand that the Shares must be held indefinitely unless subsequently registered under the Shares Act or unless an exemption from registration is otherwise available.  Moreover, I understand that the Company has represented it shall file a registration to register the Shares.  There is no assurance that such a registration will be approved in such time to be able to avail its registration, if ever.  In addition, I understand that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares until the registration statement is declared effective or such registration is not required in the opinion of counsel for the Company.

(d)              I am familiar with the provisions of Rule 144, promulgated under the Shares Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things:  (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Shares Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e)              I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Shares Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(Signature)
By:
Title:
Date:	, 200__